AGREEMENT

     This Agreement is made and entered into this 22nd day of September, 1998, by and between The Topps Company, Incorporated with offices at One Whitehall Street, New York, NY 10009-2109 (hereinafter "Licensee"), and NATIONAL FOOTBALL LEAGUE PLAYERS INCORPORATED, a corporation with offices at 2021 L Street, N.W., Washington, D.C. 20036 (hereinafter "Players Inc" or "Licensor"). This Agreement shall be effective as of March 1, 1997.

1.   REPRESENTATIONS.

     (A) Players Inc represents that it is a licensing affiliate of the National Football League Players Association ("NFLPA"); that the NFLPA has been duly appointed and is acting on behalf of the football players of the National Football League who have entered into a Group Licensing Authorization, either in the form attached hereto as Attachment "A" or through the assignment contained in Paragraph 4(b) of the NFL Player Contract, which have been assigned to Players Inc; and that in such capacity Players Inc has the right to negotiate this contract and the right to grant the rights and licenses described herein. Licensee acknowledges that Players Inc also on occasion secures authorization for inclusion in Players Inc licensing programs from players who have not entered into such Group Licensing Authorization, but who, nevertheless, authorize Players Inc to represent such players for designated Players Inc licensed programs.

     (B) Players Inc makes no representation that it has the authority to grant, nor does it grant herein, the right to utilize any symbols, insignias, logos, or other identifying names or marks of the National Football League (hereinafter "NFL") and/or any of its member clubs. Accordingly, it is understood by the parties hereto that if likenesses of players are to be used by Licensee in conjunction with any symbols, insignia, or logos of the NFL or any of its member clubs, in the exercise of the License granted hereunder, it will be the responsibility of Licensee to obtain such permission as may be necessary for the use of such material from the NFL or the club(s) in question. Licensor retains all rights not expressly and exclusively granted to Licensee hereunder.

2.   GRANT OF LICENSE.

     (A) Upon the terms and conditions hereinafter set forth, Players Inc hereby grants to Licensee and Licensee hereby accepts the non-exclusive right, license and privilege of utilizing the trademarks and names of Players Inc which may be amended from time to time by Players Inc and the names, likenesses, pictures, photographs, voices, facsimile signatures and/or biographical information of the NFL players listed in Attachment "B", for product(s) in the form of football player trading cards sold alone and collectors' aids products (hereinafter referred to as "the licensed product(s)"). Provided, however, that the specific manner in which the rights licensed hereunder are to be used on the licensed product(s) in question shall require the prior written consent of Players Inc.

     (B) The rights, licenses and privileges granted by Players Inc hereunder shall not constitute or be used by Licensee as a testimonial or an endorsement of any product, service, or event by all or any of the players, or by Players Inc. In the event Licensee is interested in securing an individual player's personal endorsement, Licensee further agrees and acknowledges that such endorsement will require the personal approval of the individual player and approval of Players Inc and a separate payment to Players Inc. All contact with such player or player's agent shall be made by Players Inc. Licensee further agrees and acknowledges that any player who is committed individually by contract for products or services competitive with those of Licensee may be required to cease from further inclusion in this Agreement, provided, however, that the use of such player for such products and services shall be on an individual basis and shall not be combined with the use of five or more other NFL Players.

3. RETAIL LICENSE ONLY. The Grant of License set forth in Paragraph 2 of this Agreement applies only to the manufacture and distribution of licensed product(s) for retail sale, and shall not permit the use of licensed product(s) as "premium items" to be included with non-licensed product(s), services or events to promote the sale of such non-licensed product(s), services or events; provided, however, that Licensee shall be permitted to promote the sale of licensed product(s), subject to prior written approval by Players Inc and in a manner consistent with the provisions of the Agreement. Any such promotion using the licensed product(s) herein as premium items shall require a separate agreement between Players Inc and Licensee or other sponsor of the promotion, with separate terms and conditions, and nothing contained herein shall obligate either Players Inc or Licensee to enter into such an agreement.

4. TERRITORY. Licensee shall have the right to utilize the rights granted hereunder for distribution of the licensed product(s) in the following territory: United States, its territories and possessions, Argentina, Australia, Brazil, Canada, Europe, Japan, Korea, Mexico and Taiwan.

5.   TERM.

     (A) The term of this Agreement shall extend from March 1, 1997 to February 28, 1999 (hereinafter referred to as Original License Period) unless terminated in accordance with the provisions hereof. Licensee may renew this Agreement for an Additional License Period from March 1, 1999 to February 28, 2000, provided Licensee has faithfully fulfilled its obligations hereunder in the Original License Period. Notice of desire to renew shall be given by Licensee no later than January 1, 1999 in the Original License Period.

     (B) Licensee acknowledges and agrees that Licensee has and shall have no right to extend or renew this Agreement beyond the term and renewal options, if any, stated herein. No conduct by either Licensor or Licensee (including without limitation, any approvals granted pursuant to Paragraph 12 hereof) shall create, imply or infer a new license agreement or an extension of the stated term and renewal options, if any, of this Agreement, unless same is specifically set forth in a written agreement signed by both Licensor and Licensee. Licensee's agreement that this Agreement is subject to the term and renewal options, if any, stated herein, in all events whatsoever, is a material inducement for Licensor to enter into this Agreement.

6.   ROYALTY PAYMENT.

     (A) Licensee agrees to pay Players Inc a guaranteed royalty of (Information subject to confidential treatment.) for its use of the rights licensed hereunder for the Original License Period and a guaranteed royalty of (Information subject to confidential treatment.) for the Additional License Period, if applicable. The guaranteed royalty shall be paid as follows:

     (i) For the Original License Period, (Information subject to confidential treatment.).

     (ii) For the Additional License Period, if applicable, (Information subject to confidential treatment.).

     (B) Such guaranteed royalty payments shall be made by Licensee as specified hereinabove whether or not Licensee uses the rights licensed hereunder, and no part of such guaranteed payments shall be repayable to Licensee.

     (C) Licensee shall also pay to Players Inc an amount equal to (Information subject to confidential treatment.) of the gross sales of the licensed product(s) covered by this Agreement, less the guaranteed payments specified above for the applicable license period. The guaranteed payments for the Original License Period shall be calculated annually and separately at the rate of (Information subject to confidential treatment.) for the period of March 1, 1997 through February 28, 1998 and (Information subject to confidential treatment.) for the period of March 1, 1998 through February 28, 1999. For example, the (Information subject to confidential treatment.) royalty shall be paid in the first year of the Agreement less only the guarantee of (Information subject to confidential treatment.) for such first year and similarly for the second year of the Original License Period. Similarly, the guaranteed payments for the Additional License Period shall be calculated annually and separately at the rate of (Information subject to confidential treatment.) for the period March 1, 1999 through February 28, 2000. Royalties shall be calculated on a quarterly basis and shall be due as of the last day of each May, August, November, and February of this Agreement and must be paid no later than fifteen
(15) days following such due dates. Gross sales shall be calculated based on the actual price(s) charged by Licensee to the retailer directly or to the wholesaler in an arms length transaction. Licensee shall transact no sale, the effect of which is to reduce the royalty paid by Licensee to Players Inc; provided, however, that Licensee shall be permitted to provide arms length discounts, allowances and returns which are normal and customary. Gross sales shall exclude only such normal and customary discounts, allowances and returns. In addition to all other rights contained in this Agreement, Players Inc shall be entitled to collect and Licensee shall pay daily interest at the rate of one and one-half percent (1 1/2%) monthly, or the maximum interest permitted by law if less, on all guarantee or royalty payments not timely made to Players Inc by Licensee.

7.   PERIODIC STATEMENTS.

     (A) Licensee shall furnish to Players Inc, no later than fifteen (15) days following the last day of each June, September, December, and February of this Agreement, a complete and accurate statement certified to be accurate by an officer of Licensee, showing the number, description and gross purchase price, of the licensed product(s) distributed by Licensee during the preceding quarterly reporting period described in Paragraph 6(C) herein, together with any returns made during such reporting period. Once in every twelve-month period, Licensee shall furnish Players Inc with a detailed statement certified by an officer of Licensee, showing the number of gross sales of the licensed product(s) covered by this Agreement.

     (B) Such statements shall be furnished to Players Inc whether or not any of the licensed product(s) have been purchased during the reporting period for which such statement is due. The receipt or acceptance by Players Inc of any statement or of any royalty paid hereunder (or the cashing of any royalty check paid hereunder) shall not preclude Players Inc from questioning the correctness thereof at any time, and in the event any inconsistencies or mistakes are discovered in connection therewith, they shall immediately be rectified and the appropriate payment made by Licensee.

8.   BOOKS AND RECORDS.

     (A) For a period of two (2) years following the termination or expiration of this Agreement, Licensee shall maintain accurate books and records for itself and any subsidiary or affiliated entity with respect to its sale of licensed product(s) under this Agreement. Said books and records shall be subject to inspection and audit by Players Inc or its duly authorized representative at reasonable times upon reasonable notice from Players Inc to Licensee. In addition and similarly, Licensee shall cause any entity from which it contracts for services or production of product to cause its books and records to be available for audit and inspection by Players Inc to the extent necessary to confirm the audit of Licensee. Licensee shall not interfere with such inspections and audits in any way.

     (B) The reasonable cost of such inspections and audits shall be paid by Licensee if the result of such inspections and audits indicates a difference of 3% or more, when compared to the statement certified to be accurate by an officer of Licensee, as required by Paragraph 7 (A) of this Agreement, for the twelve month period covered by such statement, or the cost of such inspection and audits as the result of an inspection or audit performed by Players Inc as specified in Paragraph 8(A) above shall be paid by Players Inc if such difference is less than 3%.

     (C) In the event any inconsistencies or mistakes are discovered as a result of such inspections and audits, they shall immediately be rectified and the appropriate payment made by Licensee.

9. PAYMENT AND NOTICES: All transactions under this Agreement, including without limitation all payment of royalties and all notices, reports, statements, approvals and other communications, shall be with or made payable in the name of NATIONAL FOOTBALL LEAGUE PLAYERS INCORPORATED, 2021 L Street, N.W., Washington, D.C. 20036, or its assignee where applicable. All correspondence, notices, approvals and other communications to Licensee shall be with The Topps Company, One Whitehall Street, New York, NY 10004-2109, Attention: Scott Silverstein, Vice President - Business Affairs.

10.  INDEMNIFICATION.

     (A) Licensee agrees that it will not during the term of this Agreement, or thereafter, attack the rights of Players Inc in and to the trademarks or names owned by or licensed to Players Inc or any of the rights licensed hereunder as specified in Paragraph 2 of this Agreement, or in any way attack the validity of this Agreement.

     (B) Licensee further agrees to assist Players Inc to the extent necessary in the procurement of any protection or to protect any of the rights conveyed hereunder, and Players Inc, if it so desires, may commence or prosecute at its own expense any claims or suits in its own name or in the name of Licensee (with Licensee's consent, which shall not be unreasonably withheld) or join Licensee as a party thereto (with Licensee's consent, which shall not be unreasonably withheld). Licensee shall notify Players Inc in writing of any infringement by others of the rights covered by this Agreement which may come to Licensee's attention, and Players Inc shall have the sole right to determine whether or not any action shall be taken on account of any such infringement. Licensee shall not institute any suit or take any action on account of any such infringement without first obtaining the written consent of Players Inc to do so and Players Inc shall reasonably consider any such request.

     (C) Licensee for its own acts hereby indemnifies Players Inc and undertakes to defend Players Inc from and against any and all claims, suits, losses, damages, and expenses (including reasonable attorney's fees and expenses) arising out of the manufacture, marketing, sale, distribution, or use of the licensed product(s) which are the subject of this Agreement. Licensee agrees to obtain, at its own expense, general liability insurance, providing adequate protection for Licensee and Players Inc against any such claims or suits in amounts not less than Three Million Dollars ($3,000,000.00). Within thirty (30) days from the date hereof, Licensee shall submit to Players Inc a fully paid policy or certificate of insurance naming Players Inc as an insured party, requiring that insurer will not terminate or materially modify such without written notice to Players Inc at least twenty (20) days in advance thereof.

     (D)  Players  Inc hereby  indemnifies  Licensee  and  undertakes  to defend
Licensee against, and hold Licensee harmless from any liabilities, losses, damages, and expenses (including reasonable attorney's fees and expenses) resulting from claims made or suits brought against Licensee based upon the use by Licensee of the rights licensed in Paragraph 2 strictly as authorized in this Agreement.

     (E) Players Inc represents that no provisions in this Agreement, including without limitation Paragraph 13, are contrary to federal and state law, and Players Inc hereby indemnifies Licensee and undertakes to defend Licensee against, and hold Licensee harmless from, any liabilities, losses, damages and expenses (including reasonable attorney's fees) arising out of or relating to a breach of this representation or based upon a finding that any said provisions are in violation of federal and state law.

     (F) In the event that Paragraph 13 is declared invalid by any court of competent jurisdiction, Players Inc hereby agrees not to enforce the terms of said paragraph against Licensee.

11.  COPYRIGHT AND TRADEMARK NOTICES.

     (A) Licensee shall prominently place or cause to be placed Licensor's "PLAYERS INC (and design)" trademark (hereinafter "Licensor's Trademark") on the licensed products and on packaging, wrapping, advertising (both print and media), and any other material, including trade show booths and exhibits in connection with such licensed product(s) that are publicly distributed or relating to such licensed product(s).

     (B) Licensor's Trademark appearing on the licensed product(s) and on all materials in connection with the licensed product(s) distributed or relating to such licensed product(s), shall appear precisely according to the specifications set forth in Appendix B attached hereto, which may be amended from time to time by Licensor, without variation, with the letters "TM", and upon notification by Players Inc, the letter R enclosed within a circle. Further, Licensee shall provide to Licensor the date of the first use of such licensed product(s) bearing Licensor's Trademark in intrastate and interstate commerce.

     (C) Additionally, Licensee shall imprint or cause to be imprinted the following text on any such licensed product(s) and/or materials therefor:

                       "Officially Licensed Product of the
                       National Football League Players",

                                       or

                         "Officially Licensed Product of
                                  Players Inc"

     The specific text imprinted shall be subject to Licensor's sole discretion.

12.  APPROVALS.

     (A) Upon execution of this Agreement, and thereafter annually by May 1 of each calendar year covered by this Agreement, Licensee shall submit to Players Inc for approval, a preliminary marketing plan for all licensed products for the upcoming license period. Players Inc shall respond in writing signifying approval or disapproval of such marketing plan with fifteen (15) business days. Such marketing plan shall include without limitation: a complete listing and description of all products to be produced, quantities, pricing and advertising and promotion schedules.

     (B) For licensed product to be produced under each brand or sub-brand covered by this Agreement, Licensee shall submit annually to Players Inc for approval a product outline. Such product outline shall include without limitation a complete listing and description of all products to be produced, pricing, quantities, and advertising and promotion schedules. Players Inc shall respond in writing signifying approval or disapproval of such product outlines with fifteen (15) business days.

     (C) Attachment "B" hereto shall be established and may be modified in the following manner:

          (i) Upon execution of this Agreement, and thereafter annually by February 1 of each calendar year covered by this Agreement, Licensee shall submit to Players Inc a proposed list of players' names for inclusion in Attachment "B" for the upcoming football season.

          (ii) Players Inc shall respond to such submissions in writing to Licensee, signifying approval or disapproval in the case of each player's name so requested.

          (iii) Licensee may submit requests in writing to Players Inc for additions, deletions, or substitutions of players' names contained in Attachment "B" and Players Inc shall respond to such requests within a reasonable period of time.

     (D) The Licensee agrees to furnish Players Inc free of cost for its written approval as to quality and style, samples of artwork, plans, photographs and any other representations of licensed product(s) produced by or for Licensee
(collectively hereinafter "artwork") and samples of each of the licensed product(s), together with their packaging, hangtags, and wrapping material, before their manufacture, sale or distribution, whichever occurs first, and no licensed product(s) shall be manufactured, sold or distributed by the Licensee without such prior written approval of such artwork and such sample licensed product(s). Players Inc shall respond in writing to requests for such approval from Licensee within 15 business days. Any request by Licensee for such approval which is received by Players Inc and is not responded to within 15 business days shall be deemed approved by Players Inc. Subsequent to final approval, a reasonable number of production samples of licensed product(s) will periodically be sent to Players Inc to insure quality control, and should Players Inc require additional samples for any reason, Players Inc may purchase such at Licensee's cost.

     Licensee shall also provide to Players Inc free of charge the following:

          (i) Prior to December 1 of each License Period, for each player included in Attachment "B": 100 of each individual common card, 6 of each card other than common cards, and one complete set of all player cards produced for that License period; and

          (ii) Prior to December 1 of each License Period for Players Inc, six cases of count goods and six dozen complete sets of all player cards produced for that License Period.

     (E) Licensee may choose to use player names and/or likenesses to promote licensed product(s) on or in any material pertaining to packaging, hangtags, wrapping material, print ads, flyers, point-of-purchase displays, press releases, catalogues, trade show booths and exhibits or any other written material or medium, including but not limited to electronic or interactive use; provided, however, that such use shall require the prior written approval of Players Inc. The number of players included in any such use, if approved, shall be a minimum of six, and shall be selected from Attachment "B". Player names and/or likenesses so used shall be written or displayed with equal prominence.

     (F) Licensee may choose to use player names and/or likenesses (including, without limitation, action footage) in radio or television commercials to promote licensed product(s); provided, however, that such use shall require the prior written approval of Players Inc. The number of players included in such commercials, if approved, shall be a minimum of six and shall be selected from Attachment "B". The players used in such commercials shall be shown with equal prominence. Licensee agrees to furnish Players Inc all scripts and story boards for proposed radio and television commercials in connection with the promotion of the licensed product(s), and the content of such scripts and story boards shall require the prior written approval of Players Inc before any commercials shall be made or shall be contracted for by Licensee.

     (G) The use of player  names  and/or  likenesses  in  accordance  with this
Paragraph 12, in any radio or television commercials, print ads, point-of-purchase displays, packaging, hangtags, wrapping material, press releases, catalogues, flyers, trade show booths and exhibits or any other written material or medium, including, but not limited to, electronic or interactive use, to promote licensed product(s), shall require payment by Licensee to Players Inc, separate from and in addition to any guarantees or royalty payments contained in this Agreement. The amount of such payment shall be subject to mutual agreement by Players Inc and Licensee. All contacts with such players or their agents shall be made by Players Inc.

     (H) Notwithstanding anything to the contrary hereinabove, Licensee shall be permitted, without additional separate payment to Players Inc for players, to show on counter card boxes: (1) six or more examples of the football trading cards licensed herein, and/or (2) a list of six or more players' names whose images or likenesses are used on the football trading cards licensed herein; provided, however, that such cards are shown with equal prominence, and provided further, however, that Players Inc shall retain all rights to prior written approval contained hereinabove.

     (I) In the event Licensee wishes to secure an individual player or players to make appearances to promote licensed product(s) or to autograph licensed product(s), the selection of such player and the separate fee to Players Inc for such player services shall be subject to mutual agreement between Licensee and Players Inc. All contact with requested player or his agents shall be made by Players Inc. Once the player has made the appearance or performed the autograph service, payment shall be made immediately to Players Inc. Any such payments shall be separate from and in addition to any royalties paid by Licensee under this Agreement. Once the selection of such player and such separate fee have been agreed upon by Licensee and Players Inc, in the event of cancellation of such appearance or autographing by Licensee, Licensee shall nevertheless be obligated to make such fee payment to Players Inc immediately upon such cancellation.

13. NON-INTERFERENCE. Licensee agrees and acknowledges that it shall not secure or seek to secure, directly from any player who is under contract or seeking to become under contract to an NFL club, or from such player's agent, permission or authorization for the use of such player's name, facsimile signature, image, likeness, photograph or biography in conjunction with the licensed product(s) herein.

14.  GOODWILL.

     (A) Licensee recognizes the great value of the goodwill associated with the rights licensed in Paragraph 2 of this Agreement and acknowledges that such goodwill belongs exclusively to Players Inc and that said trademarks, names and rights licensed in Paragraph 2 of this Agreement have acquired secondary meaning in the mind of the public.

     (B) Licensee agrees that all elements (including all material of any nature utilizing in any way the rights licensed hereunder, including but not by way of limitation, all packages, cartons, point of sale material, newspaper and magazine advertisements) of the licensed product(s) shall be of high standard and of such style, appearance and quality as to be adequate and suited to the best advantage and to the protection and enhancements of such rights; that the marketing of the licensed product(s) will be conducted in accordance with all applicable federal, state and local laws and any other governmental or quasi-governmental laws or regulations of the United States, Canada or any other country; and that the licensed product(s) and their exploitation shall be of high standard and to the best advantage and that the same in no manner reflect adversely upon the good name of Players Inc.

15.  SPECIFIC UNDERTAKINGS OF LICENSEE.

     (A) Licensee agrees that every use of the rights licensed hereunder by Licensee shall inure to the benefit of Players Inc and that Licensee shall not at any time acquire any title of interest in such rights by virtue of any use Licensee may make of such rights hereunder.

     (B) All rights relating to the rights licensed hereunder are specifically reserved by Players Inc except for the License herein granted to Licensee to use the rights as specifically and expressly provided in this Agreement.

     (C) Upon expiration or termination of this Agreement, all rights granted hereunder shall immediately revert to Players Inc, and Licensee will refrain from further use of such rights or any further reference thereto, direct or indirect, except as provided in Paragraph 16(E) below. Licensee acknowledges that its failure to cease the use of such rights at the termination or expiration of this Agreement will result in immediate and irreparable damage to Licensor, and/or individual National Football League player(s), and to the rights of any subsequent licensee(s).

     (D) Licensee agrees to spend the following total amounts on activities which stimulate and promote the market for licensed product(s) subject to prior written approval by Players Inc of such activities:

          (Information subject to confidential treatment.) of sales during the first year of the Original License Period;

          (Information subject to confidential treatment.) of sales during the second year of the Original License Period; and

          (Information subject to confidential treatment.) of sales during the Additional License Period, if applicable.

     Such activities shall include, but not be limited to, sponsorships, promotions, autographs, player appearances, and special events. Licensee shall provide documentation that such approved expenditures have been made. The expenditure documentation shall be provided on a quarterly basis and shall be certified by an officer of Licensee. Such documentation shall be subject to inspection and audit by Players Inc on the same basis as Licensee's books and records.

     If, at the end of each annual period or license period covered by this Agreement, Licensee has not spent the required amount for such period specified above in this Paragraph 15(D), then Licensee shall pay to Players Inc no later than the last day of such period an amount equal to the difference between the amount specified in this Paragraph 15(D) for such period and the amount actually spent by Licensee during such period on approved activities.

16.  TERMINATION BY PLAYERS INC

     (A) In the event Licensee does not commence in good faith to cause the manufacture, distribution, and sale of the licensed product(s), in substantial quantities on or before September 15, 1997, Players Inc, in addition to all other remedies available to it shall have the option to terminate the License granted hereunder upon written notice of such termination to Licensee.

     (B) In the event Licensee files a petition in bankruptcy or is adjudicated as bankrupt, or if a petition in bankruptcy is filed against Licensee or if Licensee becomes insolvent, or makes an assignment for the benefit of its creditors or an arrangement pursuant to any bankruptcy laws, or if Licensee discontinues its business, or if a receiver is appointed for it or its business, all rights granted hereunder, without notice, shall terminate automatically upon the occurrence of any such event. In the event of such termination, neither Licensee nor its receivers, representatives, trustees, agents, administrators, successors, and/or assigns shall have any right to sell, exploit or in any way deal with the rights granted hereunder or with any licensed product(s), or any carton, container, packaging or wrapping material, advertising, promotional or display material pertaining to any licensed product(s).

     (C) If Licensee shall violate any of its other obligations under the terms of this Agreement, Players Inc shall have the right to terminate this Agreement upon thirty (30) days' notice in writing, and such notice of termination shall become effective unless Licensee shall completely remedy the violation within the thirty (30) day period and shall provide reasonable proof to Players Inc that such violation has been remedied. If this Agreement is terminated under this paragraph, all royalties theretofore accrued shall become due and payable immediately to Players Inc, and Players Inc shall not be obligated to reimburse Licensee for any royalties paid by Licensee to Players Inc.

     (D) Failure to resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which Players Inc is entitled under this Agreement or otherwise.

     (E) Upon termination of this Agreement, Licensee shall have ninety (90) days to dispose of and liquidate all inventory. This inventory shall not be available to Licensee's customers after this ninety (90) day period expires. Such disposition shall conform to this Agreement in all respects. Players Inc shall have right to conduct a physical inventory at the time of termination if it so elects.

17. PARTNERSHIP. Nothing herein contained shall be construed to place Players Inc and Licensee in the relationship of partners or joint venturers, and Licensee shall have no power to obligate or bind Players Inc in any manner whatsoever.

18. WAIVER AND/OR MODIFICATION. None of the terms of this Agreement shall be waived or modified except by an express agreement in writing signed by both parties. There are no representations, promises, warranties, covenants or undertakings other than those contained in this Agreement, which represents the entire understanding of the parties. No written waiver shall excuse the performance of an act other than those specified therein. The failure of either party hereto to enforce, or delay by either party in enforcing any of its rights under this Agreement shall not be deemed a continuing waiver or modification thereof and either party may, within the time provided by applicable laws, commence appropriate legal proceeding(s) to enforce any or all of such rights.


19. NON-ASSIGNABILITY. This Agreement and all rights and duties hereunder are personal to Licensee and shall not, without written consent of Players Inc, be assigned, mortgaged, sublicensed or otherwise encumbered by Licensee or by operation of law to any other person, or entity. Upon any such attempted unapproved assignment, mortgage, license, sublicense or other encumbrance this Agreement shall terminate and all rights granted to Licensee hereunder shall immediately revert to Players Inc. In addition, Players Inc may terminate this Agreement, at its sole discretion, in the event that Licensee is merged, consolidated, or transfers all or substantially all of its assets. If, in its sole discretion, Players Inc shall exercise such termination, all rights granted to Licensee hereunder shall immediately revert to Players Inc.

20. CONSTRUCTION.This Agreement shall be governed by, and shall be construed in accordance with the laws of the State of New York of the United States of America. The parties consent to jurisdiction under the State of New York and designate the courts of the State of New York as the venue for any dispute arising out of, under or relating to this Agreement.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and date written first above.

The Foregoing is Acknowledged:



NATIONAL FOOTBALL LEAGUE                    THE TOPPS COMPANY, INC.
PLAYERS INCORPORATED



BY:____________________________             BY:________________________


Title:___________________________           Title:_______________________

                                 ATTACHMENT "A"

TEAM:___________________________

                             NFL PLAYERS ASSOCIATION
                           GROUP LICENSING ASSIGNMENT

The undersigned player, a member of the National Football League Players Association ("NFLPA"), hereby assigns to the NFLPA and its licensing affiliates, if any, the exclusive right to use and to grant to persons, firms or corporations (collectively "licensees") the right to use his name, signature facsimile, voice, picture, photograph, likeness and/or biographical information (collectively "image") in group licensing programs. Group licensing programs are defined as those licensing programs in which a licensee utilizes a total of six
(6) or more NFL player images in conjunction with or on products that are sold at retail or used as promotional or premium items. The undersigned player retains the right to grant permission to a licensee to utilize his image if that licensee is not concurrently utilizing the images of five (5) or more other NFL players in conjunction with or on products that are sold at retail or are used as promotional or premium items. If the undersigned player's inclusion in a particular NFLPA program is precluded by an individual exclusive endorsement agreement, and the undersigned player provides the NFLPA with timely notice of that preclusion, the NFLPA agrees to exclude the undersigned player from that particular program.

     In consideration for this assignment of right, the NFLPA agrees to use the revenues it receives from group licensing programs to support the objectives as set forth in the By-laws of the NFLPA. The NFLPA further agrees to use its best efforts to promote the use of NFL player image in group licensing programs, to provide group licensing opportunities to all NFL players and to ensure that no entity engages in a group licensing program without first obtaining a license from the NFLPA. The NFLPA makes no representations regarding group licensing other than those expressed herein. This agreement shall be construed under New York law.

     This assignment shall expire on December 31, 2001 and may not be revoked or terminated by the undersigned player until such date.

Dated:_________________________             ______________________________
                                            Player's Signature

Agreed to by the NFLPA:                     _____________________________
                                            Player's Name (PLEASE PRINT)

_______________________________
Name
_______________________________
Title
                                            ------------------------------------




                                            ------------------------------------
                                            Player's Autograph

                         AMENDMENT TO LICENSE AGREEMENT


     This Amendment is made and entered into as of this 22nd day of September, 1998 by and between The Topps Company, Inc. ("Licensee") and National Football League Players Incorporated ("Players Inc").

          1. This Amendment shall serve as an amendment to the License Agreement entered into by Licensee and Players Inc on September 22, 1998 (the "License Agreement"). This Amendment shall be effective as of March 1, 1997 and shall expire on February 28, 1998.

          2. Licensee hereby reaffirms that Paragraph 13 of the License Agreement, titled Non-Interference, (hereinafter referenced as the "Non-Interference Clause") has been, and continues to be, a valid and binding provision of the License Agreement. Nothing set forth in this Amendment shall be construed in any way as a waiver, repudiation, or nullification of the Non-Interference Clause by Players Inc or Licensee.

          3. In accordance with the settlement of an action brought by the NFLPA against NFL Properties in Federal Court in The Southern District of New York, styled National Football League Players Association v. National Football League Properties, et al., 90 Civ. 4244 (MJL), Players Inc agrees that Licensee may, pursuant to and without thereby violating the License Agreement, manufacture, market, distribute, and sell the licensed product(s) for the current license period utilizing the image, likeness, photograph, voice, facsimile signature and/or biographical information of the members of the NFL Quarterback Club listed in Exhibit A hereto in conjunction with the licensed product(s); provided, however, that any licensed product(s) produced by Licensee which contain players listed on Exhibit A hereto are subject to the terms contained in the License Agreement, including, but not limited to, Paragraph 12 -- APPROVALS. All such licensed product(s) must relate directly to the 1997 football season. NFL Properties has agreed, as part of the settlement of the Properties action, to license the players listed on Exhibit A hereto to Licensee on a royalty free basis.

          4. Licensee shall pay the full royalties owed to Players Inc in accordance with the License Agreement, including, without limitation, royalties for any licensed products sold by Licensee that utilize the identities of the players listed in Exhibit A hereto and, subject only to Paragraph 6 of the License Agreement, shall make no deduction nor pro-ration, of those royalties for any reason whatsoever.

          5. Licensee expressly warrants and represents that prior to inclusion in licensed products of the players listed on Exhibit A for the current license period, it will obtain from NFL Properties, agent for the NFL Quarterback Club, the non-exclusive right to utilize the image, likeness, photograph, voices, facsimile signature and/or biographical information of the players listed in Exhibit A hereto. To obtain such right Licensee must: (i) deal directly with NFL Properties, on behalf of the NFL Quarterback Club; and (ii) accept NFL Properties standard form licensing agreement for NFL Quarterback Club licenses; provided, however, that such form licensing agreement shall not provide for or require Licensee to make any payment to any entity or person for such right.

          6. Licensee indemnifies Players Inc and undertakes to defend Players Inc against, and hold Players Inc harmless from any liabilities, losses, damages and expenses (including reasonable attorney's fees and cost of suit) resulting from any and all claims, causes of action or suits brought against Players Inc based upon the exercise by Licensee of the rights obtained by it to manufacture, market and sell any licensed products utilizing the players listed on Exhibit A hereto. Players Inc shall have the right to approve of counsel selected pursuant to this Paragraph 6, which approval shall not unreasonably be withheld.

          7. Licensee agrees that it will continue to abide by all terms of the License Agreement.

          8. It is hereby agreed that to the extent that this Amendment shall conflict with the License Agreement, the terms of this Amendment shall govern. In all other respects, the parties hereto agree that the License Agreement shall remain in full force and effect.

          9. Each party hereto acknowledges: (i) that it is voluntarily entering into this Amendment; (ii) that it has had the benefit of counsel of its choice in connection with the negotiation and execution of this Amendment; and (iii) that it has neither sought nor obtained any inducements or other consideration beyond that which is contained herein.

          10. This Amendment may not be amended, modified or altered except by a writing executed by duly-authorized officers of each party.

          11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York of the United States of America. Any dispute or litigation arising out of, under or relating to this Amendment may be brought in the courts of the State of New York, which the parties hereby agree shall have jurisdiction and venue over any such claim.

          12. If any portion of this Amendment is deemed void or unenforceable for any reason whatsoever, the remaining terms and conditions of this Amendment shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and date written first above.

                                            THE TOPPS COMPANY, INC.


                                            By:___________________________

                                            Title:__________________________


                                            NATIONAL FOOTBALL LEAGUE
                                             PLAYERS INCORPORATED


                                            By:___________________________

                                            Title:__________________________

                                    EXHIBIT A
                          NFL QUARTERBACK CLUB MEMBERS

------------------------------------------- ------------------------------------------ ------------------------------------------
BUFFALO BILLS                               MIAMI DOLPHINS                             SAN FRANCISCO 49ERS
Jim Kelly                                   Dan Marino                                 Steve Young
                                            Bernie Kosar                               Jerry Rice

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
CHICAGO BEARS                               MINNESOTA VIKINGS                          SEATTLE SEAHAWKS
Erik Kramer                                 Randall Cunningham                         Warren Moon
Rick Mirer

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
CINCINNATI BENGALS                          NEW ENGLAND PATRIOTS
Jeff Blake                                  Drew Bledsoe
Boomer Esiason

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
DALLAS COWBOYS                              NEW ORLEANS SAINTS
Troy Aikman                                 Jim Everett
Michael Irvin                               Heath Shuler
Emmitt Smith

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
DENVER BRONCOS                              NEW YORK GIANTS
Bubby Brister                               Dave Brown
John Elway                                  Phil Simms

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
DETROIT LIONS                               NEW YORK JETS
Barry Sanders                               Neil O'Donnell

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
GREEN BAY PACKERS                           OAKLAND RAIDERS
Brett Favre                                 Jeff George

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
INDIANAPOLIS COLTS                          PITTSBURGH STEELERS
Jim Harbaugh                                Kordell Stewart

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
JACKSONVILLE JAGUARS                        SAN DIEGO CHARGERS
Mark Brunell                                Junior Seau
------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------

9/22/98                                                                         1997 QBC MEMBERS

                         AMENDMENT TO LICENSE AGREEMENT


     This Amendment is made and entered into as of this 22nd day of September, 1998 by and between The Topps Company, Inc. ("Licensee") and National Football League Players Incorporated ("Players Inc").

          1. This Amendment shall serve as an amendment to the License Agreement entered into by Licensee and Players Inc on September 22, 1998 (the "License Agreement"). This Amendment shall be effective as of March 1, 1998 and shall expire on February 28, 1999.

          2. Licensee hereby reaffirms that Paragraph 13 of the License Agreement, titled Non-Interference, (hereinafter referenced as the "Non-Interference Clause") has been, and continues to be, a valid and binding provision of the License Agreement. Nothing set forth in this Amendment shall be construed in any way as a waiver, repudiation, or nullification of the Non-Interference Clause by Players Inc or Licensee.

          3. In accordance with the settlement of an action brought by the NFLPA against NFL Properties in Federal Court in The Southern District of New York, styled National Football League Players Association v. National Football League Properties, et al., 90 Civ. 4244 (MJL), Players Inc agrees that Licensee may, pursuant to and without thereby violating the License Agreement, manufacture, market, distribute, and sell the licensed product(s) for the current license period utilizing the image, likeness, photograph, voice, facsimile signature and/or biographical information of the members of the NFL Quarterback Club listed in Exhibit A hereto in conjunction with the licensed product(s); provided, however, that any licensed product(s) produced by Licensee which contain players listed on Exhibit A hereto are subject to the terms contained in the License Agreement, including, but not limited to, Paragraph 12 -- APPROVALS. All such licensed product(s) must relate directly to the 1998 football season. NFL Properties has agreed, as part of the settlement of the Properties action, to license the players listed on Exhibit A hereto to Licensee on a royalty free basis.

          4. Licensee shall pay the full royalties owed to Players Inc in accordance with the License Agreement, including, without limitation, royalties for any licensed products sold by Licensee that utilize the identities of the players listed in Exhibit A hereto and, subject only to Paragraph 6 of the License Agreement, shall make no deduction nor pro-ration, of those royalties for any reason whatsoever.

          5. Licensee expressly warrants and represents that prior to inclusion in licensed products of the players listed on Exhibit A for the current license period, it will obtain from NFL Properties, agent for the NFL Quarterback Club, the non-exclusive right to utilize the image, likeness, photograph, voices, facsimile signature and/or biographical information of the players listed in Exhibit A hereto. To obtain such right Licensee must: (i) deal directly with NFL Properties, on behalf of the NFL Quarterback Club; and (ii) accept NFL Properties standard form licensing agreement for NFL Quarterback Club licenses; provided, however, that such form licensing agreement shall not provide for or require Licensee to make any payment to any entity or person for such right.

          6. Licensee indemnifies Players Inc and undertakes to defend Players Inc against, and hold Players Inc harmless from any liabilities, losses, damages and expenses (including reasonable attorney's fees and cost of suit) resulting from any and all claims, causes of action or suits brought against Players Inc based upon the exercise by Licensee of the rights obtained by it to manufacture, market and sell any licensed products utilizing the players listed on Exhibit A hereto. Players Inc shall have the right to approve of counsel selected pursuant to this Paragraph 6, which approval shall not unreasonably be withheld.

          7. Licensee agrees that it will continue to abide by all terms of the License Agreement.

          8. It is hereby agreed that to the extent that this Amendment shall conflict with the License Agreement, the terms of this Amendment shall govern. In all other respects, the parties hereto agree that the License Agreement shall remain in full force and effect.

          9. Each party hereto acknowledges: (i) that it is voluntarily entering into this Amendment; (ii) that it has had the benefit of counsel of its choice in connection with the negotiation and execution of this Amendment; and (iii) that it has neither sought nor obtained any inducements or other consideration beyond that which is contained herein.

          10. This Amendment may not be amended, modified or altered except by a writing executed by duly-authorized officers of each party.

          11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York of the United States of America. Any dispute or litigation arising out of, under or relating to this Amendment may be brought in the courts of the State of New York, which the parties hereby agree shall have jurisdiction and venue over any such claim.

          12. If any portion of this Amendment is deemed void or unenforceable for any reason whatsoever, the remaining terms and conditions of this Amendment shall remain in full force and effect.

          IN WITNESS  WHEREOF,  the parties hereto have signed this Agreement as of the day and date written first above.

                                            THE TOPPS COMPANY, INC.


                                            By:___________________________

                                            Title:__________________________


                                            NATIONAL FOOTBALL LEAGUE
                                             PLAYERS INCORPORATED


                                            By:___________________________

                                            Title:__________________________

                                    EXHIBIT A
                          NFL QUARTERBACK CLUB MEMBERS

------------------------------------------- ------------------------------------------ ------------------------------------------
ARIZONA CARDINALS                           MIAMI DOLPHINS                             SAN FRANCISCO 49ERS
David Brown                                 Dan Marino                                 Steve Young
                                            Bernie Kosar                               Jerry Rice

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
BUFFALO BILLS                               MINNESOTA VIKINGS                          SEATTLE SEAHAWKS
Jim Kelly                                   Randall Cunningham                         Warren Moon

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
CHICAGO BEARS                               NEW ENGLAND PATRIOTS
Erik Kramer                                 Drew Bledsoe
Rick Mirer

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
CINCINNATI BENGALS                          NEW ORLEANS SAINTS
Jeff Blake                                  Jim Everett
Boomer Esiason                              Heath Shuler

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
DALLAS COWBOYS                              NEW YORK GIANTS
Troy Aikman                                 Dave Brown
Michael Irvin                               Phil Simms

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
DENVER BRONCOS                              NEW YORK JETS
Bubby Brister                               Neil O'Donnell
John Elway

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
DETROIT LIONS                               OAKLAND RAIDERS
Barry Sanders                               Jeff George

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
GREEN BAY PACKERS                           PITTSBURGH STEELERS
Brett Favre                                 Kordell Stewart
Rick Mirer

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------
INDIANAPOLIS COLTS                          SAN DIEGO CHARGERS
Jim Harbaugh                                Junior Seau

------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
9/22/98                                                                         1998 QBC MEMBERS